 Filed pursuant to Rule 497(e)
Registration Nos. 333-197427; 811-22980

ANGEL OAK FLEXIBLE INCOME FUND
Class A | Institutional Class

Supplement to the
Statement of Additional Information
dated May 31, 2015

ANGEL OAK MULTI-STRATEGY INCOME FUND
Class A | Institutional Class

Supplement to the
Statement of Additional Information
dated April 10, 2015, as previously supplemented

each a series of Angel Oak Funds Trust

July 14, 2015

Effective July 1, 2015, Mr. R. Adam Langley was appointed the Chief Compliance Officer for Angel Oak Funds Trust (the “Trust”). Ms. Anita Zagrodnik no longer serves as Chief Compliance Officer for the Trust, and all references to Ms. Zagrodnik in the Statement of Additional Information (“SAI”) for the Angel Oak Flexible Income Fund and the SAI for the Angel Oak Multi-Strategy Income Fund are deleted in their entirety.

The following information supplements the “Management — Trustees and Officers” table on page 16 of each SAI:

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers of the Trust
R. Adam Langley 1967	Chief Compliance Officer	Since 2015; indefinite term
Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2015); Compliance Manager, Invesco Advisers, Ltd. (2013–2015); Compliance Officer, Macquarie Group (2013); Chief Compliance Officer, Aspen Partners, Ltd. (2003–2013).

Please retain this Supplement with your SAI for future reference.